Other Income - Other Expense	12 Months Ended
Dec. 31, 2015
OTHER INCOME [Abstract]
OTHER INCOME- OTHER EXPENSE
NOTE 23: OTHER INCOME - OTHER EXPENSE
During the year ended December 31, 2013, the Company received shares of KLC as discussed in Note 22 above, which were valued at fair value upon the day of issuance. As a result of the valuation of the KLC shares and settlement in full of KLC's claims, the Company also recorded income of $14,995 in the statement of comprehensive (loss)/income within the caption “Other income”.

As of March 25, 2014, the Company terminated the amended credit default insurance policy, it had in place with a credit default insurer. In connection with the termination, Navios Holdings received compensation of $4,044. From the total compensation, $3,551 was recorded immediately in the statement of other comprehensive (loss)/income within the caption "Other income" and the remaining amount within the caption “Revenue”, representing reimbursements for insurance claims submitted for the period prior to the date of the termination of the credit default insurance policy. The Company has no future requirement to repay any of the lump sum cash payment back to the insurance company or provide any further services.

In May 2014, Navios Holdings received cash compensation of $7,203 from the sale of a defaulted counterparty claim to an unrelated third party. Navios Holdings has no continuing obligation to provide any further services to the counterparty and has therefore recognized the entire compensation received immediately in the statement of comprehensive (loss)/income within the caption of “Other income”.

See also Note 15, for details on the claim submitted under Navios Partners Guarantee.

During the years ended December 31, 2015, 2014 and 2013, taxes other than income taxes of Navios Logistics amounted to $11,976, $9,275 and $7,912, respectively, and were included in the statements of comprehensive (loss)/income within the caption “Other expense”.